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Technology License (5) Final
                          TECHNOLOGY LICENSE AGREEMENT

This Technology License Agreement (the "Agreement") is entered into as of May 31, 2001 (the "Effective Date"), by and between Menta Software Ltd., a corporation organized under the laws of Israel with an office at 13 Gush Etzion Street, ___ Givat Shmuel, ___ 54030, Israel ("Company"), ___ and GraphOn Corporation, a Delaware corporation, with an office at 400 Cochrane Circle, Morgan Hill, CA 95037 USA ("Licensee").

                                    RECITALS

WHEREAS, Company has expended considerable time, effort and resources in the development of certain proprietary software; and

WHEREAS, Licensee desires to obtain an exclusive license to the proprietary software on the terms and conditions contained herein.

NOW THEREFORE, in consideration of the mutual promises contained herein, the parties agree to the following:

1.    Definitions.  The following terms shall have the following meanings.

      1.1 ___ "Company Software" means the proprietary software as described in Exhibit A, as it exists on the Effective Date together with all add-ons, supplements, bug fixes, new versions, updates, and the like which Company is obliged to or does deliver to Licensee under this Agreement. Company Software includes and shall be delivered in both in commented Source Code and Object Code form, together with all Documentation.

      1.2 ___ "Confidential Information" means (i) the Company Software; (ii) any enhancements, modifications and derivative works of or to the Company Software, made by Company or Licensee; (iii) the terms and conditions of this Agreement; and (iv) all non-public information provided by one party to the other under this Agreement that is identified as proprietary or confidential.

      1.3 ___ "Intellectual Property Rights" means all worldwide copyright, trademark, trade secret, and all rights related to issued and pending patents, and all copyright, ___ trademark and patent ___ registrations ___ and applications for registrations ___ (including ___ patent reissues, ___ divisions, continuations, continuations-in-part, renewals and extensions) in or related to the Company Software.

      1.4 ___ "Documentation" means all user manuals, comments on source code, schematics, and other documents as may exist that pertain to the use, performance, capabilities and compatibility, installation, maintenance, or development (coding) of the Company Software.

      1.5 ___ "Development ___ Tools" ___ means all software ___ tools, ___ libraries, proprietary development environments, APIs, and other software necessary or convenient to the development of derivative works of the Company Software, or the maintenance and improvement of the Company Software, which are under the control of Company.

      1.6 ___ "Deliverables" means all things, including the Company Software, and Documentation, that Company is obliged to deliver to Licensee under this Agreement.

      1.7 ___ "Exclusivity Period" mans a period of time commencing on the Effective Date and lasting one year.

      1.8   "Term" means the term of this Agreement as set out in Section 9.

2.    License & Ownership.

      2.1 ___ License. Company grants to Licensee a perpetual, fully paid-up, exclusive (as defined below), nontransferable, irrevocable worldwide license to
(i) use, reproduce, modify and create derivative works of the Company Software, Documentation and Development Tools, and to distribute, license, and perform all these; and to (ii) license and sublicense the Company Software in Object Code form, together with anything (including Intellectual Property Rights) owned by the Company in any derivative works of the Company Software.

      2.2 ___ Exclusivity. ___ The license ___ granted in Section 2.1 above is exclusive in that Company shall not grant any of the same rights to any other party. Company retains the sole right to sublicense the Company Software and any derivatives that Company makes to end users.

      2.3 ___ Ownership. ___ Company retains all right, ___ title and interest, including all Intellectual Property Rights, in the Company Software and any part thereof and any subsequent versions, modifications or enhancements of or to the Company Software created by or on behalf of Company. Licensee shall own all right, title and interest, including all Intellectual Property Rights, in any derivative works including but not limited to any subsequent versions, modifications or enhancements of or to the Company Software created by or on behalf of Licensee. For avoidance of doubt, it is the intention of the parties that Licensee shall own the entire and sole copyright in any derivative works it makes of Company Software, without regard to the original authorship of any portion of such derivative work and Licensee hereby grants Company a perpetual fully paid license to use any such derivative works.

      2.4 ___ Support Services. ___ For a period of one (1) year from the Effective Date, Company shall provide Developer Support Services to Licensee via telephone, email or in person on customary terms. Developer Support Services are defined as providing Licensee with (i) any and all updates, bug fixes, upgrades, new versions, and new features of the Company Software in electronic format, including commented source code and (ii) technical contact persons for providing Licensee, among other things, answers to questions regarding the development of the Company Software.

      2.5 ___ Acquisition Option. During the Exclusivity Period, ___ Licensee shall have the exclusive right, but not the obligation, to acquire the Company Software, together with all Intellectual Property Rights pertaining to and inhering in it, in exchange for the fee specified in Exhibit A ("Acquisition Fee"). To perfect its rights under this Section, Licensee must within the Exclusivity Period provide notice to Company of its intention to make the acquisition. During the Exclusively Period, and except licenses to end users, Company will not sell, transfer, license, assign, burden, pledge, or otherwise diminish its ownership interest in the Company Software. Licensee shall have forty five (45) days (which in this event may expire after the Exclusivity Period) in which to provide effective notice of its exercise, or not, of the option. If Licensee elects to exercise its Acquisition Option, Company will transfer ownership in the Company Software (together with the Intellectual Property Rights inhering in it) to Licensee and the Company shall use commercially reasonable efforts to assist Licensee in the assignment and transfer any and all ownership interest, including any Intellectual Property Rights, it may have in the Company Software to Licensee. If Licensee elects to exercise its Acquisition Option, Licensee shall also have the right, but not the obligation, to hire any current or former employee of the Company.

3.    Fees & Taxes.

      3.1 License Fees. Licensee will pay to Company the license fees specified in Exhibit A ("License Fees").

      3.2 ___ Payment. Licensee will pay all fees under this Agreement in accordance with Exhibit A and upon the delivery of the Company Software, Documentation and Development Tools pursuant to Section 4.

      3.3 ___ Taxes. Licensee is responsible for the payment of all taxes in connection with the payments hereunder other than those taxes based on the income of the Company.

4. Delivery. Company shall deliver the Deliverables to Licensee via electronic data transfer on the Effective Date.

5.    Representations and Warranties.

      5.1 ___ Licensee represents and warrants that it has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder. INCLUDING IN CONNECTION WITH ANY SOFTWARE LICENSEE MAY DELIVER TO COMPANY, LICENSEE EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR SUITABILITY FOR PARTICULAR ___ PURPOSE, ___ TITLE, OR ANY WARRANTY, AND GIVES NO OTHER WARRANTIES OR REPRESENTATIONS.

      5.2 ___ Each party is responsible for compliance with US export control laws and the import laws of any other country.

      5.3   Company represents and warrants that, as of the Effective Date,

            (a) It has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder;

            (b) ___ It owns all Intellectual Property Rights in the Company Software and that it has not granted and will not grant to any other party rights to the Company Software that are inconsistent with the rights granted to Licensee under this Agreement as set forth in Section 2.2;

            (c) It has the technical expertise and resources to fulfill its obligations under this Agreement;

            (d) All services will be performed in a professional manner by qualified personnel;

            (e) ___ Any information or materials in the Company Software are either original with it in the public domain, or it is licensed to dispose of them as contemplated by this Agreement;

            (f) ___ The Company Software, and its contemplated disposition and use under this Agreement, do not infringe anywhere in the world any person's or entity's rights including without ___ limitation, ___ patents, ___ copyrights including rights in a joint work, trademarks, trade dress, rights of publicity, privacy, moral rights, literary rights, trade secret, libel, other Intellectual Property Right, or contractual rights pertaining to Confidential Information;

            (g) ___ There is no claim, action, suit or proceeding relating to the rights granted to Licensee herein pending or threatened before any court, Examiner, Board, tribunal, arbiter, or other adjudicatory entity;

            (h)   It will comply with all applicable laws and regulations.

      5.4 ___ Other than those warranties expressly made in this Agreement, COMPANY MAKES NO OTHER WARRANTIES, ___ EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

6.    Indemnification.

      6.1 ___ Company shall indemnify, defend and hold Licensee harmless from any and all liability, loss, cost, damage, judgment or expense (including reasonable attorneys' and experts' fees and costs) resulting from or arising out of any claim by a third party that the Company Software itself or any part thereof, unmodified by Licensee or any third party, infringes any Intellectual Property Rights for a period of two (2) years from the Effective Date. This obligation is subject to Licensee notifying Company promptly in writing of the claim, giving Company exclusive control of the defense and settlement thereof, and providing reasonable assistance and authority as requested by Company. If use of the Company Software becomes the subject of any claim of infringement, Company will promptly, and its option and sole expense: (i) obtain the continuing right to use the Company Software for Licensee; (ii) modify the Company Software so that it no longer infringes; or (iii) replace it with a functional ___ equivalent product that does not infringe. If Company selects options (ii) or (iii), the modification or replacements shall continue to comply with all representations and warranties herein, and shall not diminish the functionality or performance, ___ nor adversely affect the compatibility, of the Software.

7.    Limitation Of Liability.  Except for the  enforcement  of or pursuant to
Section 8 (confidentiality):

      7.1 ___ To the maximum extent permitted by law, Company shall not be liable to Licensee for any consequential or incidental damages, including any lost profits or lost savings arising out of the Company Software, even if Company has been advised of the possibility of such damages.

      7.2 ___ (i) In no event shall either party's total liability for all damages or losses, whether in contract, tort (including negligence) or otherwise as a result of any infringement of any Intellectual Property Rights, exceed two million ($2,000,000) US dollars; and (ii) In no event shall either party's total liability for all damages or losses, whether in contract, tort (including negligence) or otherwise, other than as a result of any infringement of any Intellectual Property Rights, exceed one million ($1,000,000) US dollars.

8.    Confidential Information.

      8.1 ___ Confidential Information. By virtue of this Agreement, either party may have access to the other party's Confidential Information. Each party agrees to use the other party's Confidential Information solely for purposes of this Agreement and will hold the other party's Confidential Information in confidence during the term of this Agreement and after termination. Each party further agrees that it will not make the other party's Confidential Information available in any form to any third party except its own employees and/or contractors who need to know or use such Confidential Information for purposes of implementing this Agreement and who have agreed in writing to be bound by a confidentiality agreement with terms not less restrictive than those in this Section. Each party shall ensure that Confidential ___ Information ___ of the other party is not disclosed, distributed, or used by its employees, agents, or contractors in violation of the terms of this Agreement.

      8.2 ___ Exclusions. ____ Confidential ____ Information ____ does ___ not ___ include information that (i) is or becomes publicly available through no act or omission of the receiving party; (ii) is rightfully received by the receiving party from a third party without restriction on disclosure and without breach of a nondisclosure obligation; (iii) is independently developed by the receiving party without ___ reference ___ to, or use of, the ___ Confidential Information; or (iv) is previously rightfully known to the receiving party.

      8.3 ___ Confidential Information may be communicated in response to a valid order by a court or other governmental body, or as otherwise required by law, or as necessary to establish the rights of either party under this Agreement, but only provided that the party so disclosing has provided the other party with notice as soon as practicable of the order, motion, subpoenas, or equivalent request so as to provide a reasonable opportunity to seek protective legal treatment for such Confidential Information.

9.    Term & Termination.

      9.1 ___ Term. This Agreement begins on the Effective Date and continues in perpetuity unless and until it is terminated pursuant to Section 9.2 below.

      9.2 ___ Termination for Material Breach. Either party may terminate this Agreement upon thirty (30) days written notice of a material breach of this Agreement by the other party if such breach is not cured within such thirty (30) day period. ___ Notwithstanding any other provision, ___ any party may terminate the Agreement immediately for a material breach of Section 8 (confidentiality).

      9.3 ___ Rights Upon Termination. In the event Company terminates this Agreement, in accordance with this Article 9, Licensee agrees to cease all use of the Company Software, and Licensee will destroy all copies of the Company Software in the Licensee's possession or under its control within ten (10) days following the termination date.

      9.4 Survival. The following provisions shall survive termination of this Agreement: Section 2.3 and Articles 5 through 10.

10.   General.

      10.1 Notice. Any notice or communication required or permitted in this Agreement shall be in writing and shall be deemed to have been duly given on the day of service if served personally or personally delivered by a major rapid delivery courier service with tracking capabilities or three (3) days after mailing if mailed by first class mail, registered or certified, postage pre-paid, to the address shown in the opening paragraph of this Agreement, or such other address as a party may indicate by notice hereunder.

      10.2 Amendment and Waiver. This Agreement may only be amended, and the observance of any provision of this Agreement may be waived (either generally or any ___ particular ___ instance ___ and either ___ retroactively ___ or prospectively), only with the written consent of the parties. However, it is the intention of the parties that this Agreement be controlling over additional or different terms of any order, confirmation, invoice or similar document, even if accepted in writing by both parties, and that waivers and amendments shall be effective only if made by a non-pre-printed agreement which expressly states that it is an amendment or waiver and that expressly refers to this Agreement.

      10.3 Headings. Headings are used in this Agreement for convenience only and shall not affect any construction or interpretation of this Agreement.

      10.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the United States, without regard to conflicts of laws provisions thereof and without regard to the United Nations Convention on Contracts for the International Sale of Goods.

      10.5 Assignment. Licensee shall not assign this Agreement or any portion hereof without Company's prior written consent, which shall not be unreasonably withheld. ___ Any attempted assignment in violation of this provision shall be void. Licensee, however, may assign this Agreement to a purchaser of all or substantially all of the assets or to a successor corporation in the event of a merger or other reorganization. The Company shall be entitled to assign this Agreement or any portion hereof to any third party, including its Affiliates, shareholders and Directors, and including by way of liquidation or dissolution of the Company.

      10.6 Publicity. ___ Except to its counsel and outside ___ accountants, neither party may disclose the terms of this Agreement or the subject matter thereof without the prior written consent of the other party.

      10.7 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

      10.8 Entire Agreement. This Agreement supersedes all proposals, oral or written, all negotiations, conversations, or discussions between or among parties relating to the subject matter of this Agreement and all past dealing or industry custom.

      10.9 Personal ___ Jurisdiction. ___ The parties submit to the personal jurisdiction of the state and federal courts located in the Southern District of New York and waive any right to file suit elsewhere, or make a motion to transfer or dismiss for any reasons, including personal jurisdiction, venue, or the convenience of any party of witness.

      10.10 Attorneys Fees. In any dispute in court or before an arbitrary arising under this agreement the losing party shall pay the reasonable attorneys fees, testifying (including by declaration) expert fees, and costs of the prevailing party, but not fees solely attributable to consultants and investigators.

      10.11 Non ___ Solicitation. ___ Except for the ___ rights ___ granted in the Acquisition Option, neither party will directly or indirectly encourage or solicit any employee of the other party to leave their company and to accept employment with other company for fifteen (15) months after the date hereof. For a period of one (1) year from the Effective Date, if Licensee employs any employee of the Company that is employed with the Company on or after the Effective Date, then Licensee will exercise its Acquisition Option rights as described in Section 2.5 above.



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      10.12 Approvals. This Agreement is subject to the approval of the Board of
Directors and the Shareholders of the Company. If such approval has not been obtained on or before June 18, 2001, this Agreement shall not take effect ab initio.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

Company:                                  Licensee:

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By                                        By
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Name                                      Name
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Title                                     Title
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Date                                      Date


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                                    EXHIBIT A

Company Software.

      The Company Software are the following technologies:

      -  HTTP Tunneling
      -  Local File Sharing
      -  Local Printing
      -  Proxy server
      - Session reconnect (suspend and resume) - Session shadowing - SSL encryption - LDAP and Active Directory - XML based portal integration - Web-tier based user and application management - API trapping - OLE / RPCSS - Multi-user kernel and application extensions - Win32 GDI implementation - Software Development Kit (SDK) - Local clipboard - Drag-and-drop application deployment - Adaptive GUI - Java client with local desktop integration - Protocol drivers - Compression support - Multi-user session management - Windows emulation - GDI object table extensions - GDI performance enhancements - Desktop heap extensions - Driver letter mappings - Development, debugging, and diagnostic tools - Testing tools and scripts - Support and logging tools - Web publishing

License Fees.

      Licensee agrees to pay a license fee of two million five hundred thousand (2,500,000) shares of GraphOn common stock for the license granted in Section 2 of this Agreement for the Company Software on the terms and conditions provided in the Share Purchase Agreement, dated the date hereof, between Company and Licensee.

Acquisition Fee:

      Licensee agrees to pay an acquisition fee of four hundred forty thousand (440,000) shares of GraphOn common stock for all Intellectual Property Rights and ownership in the Company Software granted in Section 2.5 of this Agreement.